UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management Corp. 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	06/30/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.    Semi-Annual Report to Shareholders

Pax World Balanced Fund

Pax World Growth Fund

Pax World High Yield Bond Fund

SEMI-ANNUAL REPORT

30 JUNE 2007

Letter to Shareholders

by Joseph Keefe, President & CEO

Dear fellow shareholders,

I am pleased to provide you with the 2007 Semi-Annual Report of Pax World Funds.

As I write this, Pax World Management Corp., the adviser to the Funds, has just completed a two year, top-to-bottom reorganization and modernization of its business operations. This has included an overhaul of management and compliance functions, procedures and controls, plus significant new investments in people and infrastructure. We have a new Chief Financial Officer, a new Chief Compliance Officer (and compliance system), a new Senior Vice President for Sustainable Investing, a new Information Technology Manager, a new Distributor for our Funds, and new Portfolio Managers for both our Growth Fund and High Yield Bond Fund. We even have new headquarters, having moved in February to more modern office space in Portsmouth, New Hampshire.

Speaking of Portsmouth, we have centralized all of our operations here and have worked to better integrate our portfolio management and research teams, including social and environmental research. Upon being named Chief Investment Strategist last year, Chris Brown — who also manages the Balanced Fund and co-manages the Growth Fund — has instituted a team approach that we believe greatly benefits our investment management process. Our portfolio managers formerly worked more or less independent of one another, but we find the team approach results in a productive cross-fertilization of ideas and a more unified approach to research, analysis and investment decision making. We are very pleased with the results thus far.

We have made these and other changes at Pax because, to begin with, there was room for improvement, but also because we want to meet best practices standards in all aspects of our business and operations. Like all companies (and all individuals) we are a work in progress, but we are very proud of the progress we have made as we prepare for what we believe will be a period of unparalleled growth and opportunity for Pax World and our shareholders — the next era of sustainable investing.

Among the new additions to our team at Pax are Julie Gorte, our new Senior Vice President for Sustainable Investing, and Sujatha Avutu, our new Senior Vice President

and Senior Portfolio Manager. Julie comes to us from Calvert, where she was Vice President and Social Investment Strategist and, prior to that, Director of Calvert’s Social Research Department. Her inaugural Sustainability Update, which will be a regular feature of Pax’s Annual and Semi-Annual Reports to shareholders, can be found later in these pages. Sujatha, whom you will be hearing from in future reports, comes to us from Evergreen Investment Management Company in Boston, where she was Senior Vice President and Senior Portfolio Manager. She will be the lead portfolio manager on two proposed new funds at Pax World, and brings great financial skills and acumen to our investment management team. We are very pleased to welcome Julie and Sujatha to Pax.

On the economic front, markets performed fairly well, beating most expectations for the first half of the year. Through June 30, 2007, the S&P 500, Dow Jones Industrial Index and Nasdaq Composite Index were up 6.96%, 7.59% and 7.78%, respectively. Our portfolio management team expects moderate to weakening growth for the U.S. economy in the second half of the year. Weakening corporate profits, a slowed housing market, higher energy costs and subprime lending issues will continue to weigh on the economy. Although corporate profits are still growing, they are not going up at the double-digit rates of the past few years, and this is the first time since 2003 that the rate of growth is slowing. Along with subprime lending woes and oil prices above $70 a barrel, this is likely to affect GDP growth.

The bright spots continue to be relatively low interest rates, a weak dollar and a growing global economy. The latter is particularly encouraging. The global economy is expected to grow at roughly 4.5% vs. 2.5% for the U.S. economy. In fact, there are increasing signs that the U.S. economy is de-synchronized with the rest of world, and our investment managers hope that, instead of pulling down the world’s growth rate, the rest of the world will pull up U.S. domestic growth. There is certainly reason for cautious optimism, and Pax World’s portfolio managers will continue to take a careful, disciplined approach from which, we hope, our shareholders will continue to benefit.

It has been an eventful year at Pax. In addition to the reorganization mentioned above, and welcoming talented new members to our team, and moving headquarters, we have been busy on multiple other fronts as well. We are about to launch a new web site at www.paxworld.com, we have buttressed our sales force and marketing teams, and we have modernized our literature and materials. We also continue to work to reduce our carbon footprint, entering into a new partnership with  NativeEnergy, a privately held Native American energy company, and Clean Air-Cool Planet, a non-profit organization dedicated to climate change solutions. They are working to help us offset our own greenhouse gas emissions that contribute to global warming.

Finally, we have also begun building a more robust database of environmental, social and governance (ESG) research — what we call sustainability research — as we endeavor to better integrate ESG metrics with traditional financial analysis. We continue to believe that companies with stronger ESG performance understand the importance of building more sustainable business models, and that these in turn make better long-term investments for our shareholders. In fact, we believe that over the long term, sustainable investing is simply a better, smarter way to invest — better for investors, better for markets and economies, better for the planet.

As always, we thank you for your continued confidence and we encourage your feedback as we look for better ways to serve our shareholders.

Peace,

Joseph F. Keefe
President and CEO

June 30, 2007

Performance Information

Commentary  The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are current only through June 30, 2007. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management Corp. and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance  Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

Average annual total returns  For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter — in this case, June 30, 2007. This helps you to compare funds from different complexes on an equal basis.

Sustainable investing  The Pax World Funds’ sustainable investing policies may inhibit the Funds’ ability to participate in certain attractive investment opportunities that otherwise would be consistent with its investment objectives and other principal investment strategies.

Table of Contents

Portfolio Manager Comments and Highlights
Pax World Balanced Fund	6
Pax World Growth Fund	9
Pax World High Yield Bond Fund	12

Sustainability Update	15

Shareholder Expense Examples	17

Schedule of Investments	19

Statements of Assets and Liabilities	29

Statements of Operations	31

Statements of Changes in Net Assets	32

Statement of Changes — Capital Stock Activity	34

Financial Highlights	36

Notes to Financial Statements	38

Pax World Balanced Fund

Portfolio Manager

Christopher Brown

Portfolio Manager’s Comments

How did the Pax World Balanced Fund perform in the first six months of 2007? For the six-month period ended June 30, 2007, the Individual Investor class shares of the Fund had a total return of 7.12% vs. 6.96% for the S&P 500 Index and 4.57% for the 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index blend. The Lipper Balanced Fund Index had a total return of 5.73% for the same six-month period.

What were the most important factors that influenced the performance of the Pax World Balanced Fund during the first six months of 2007? As of June 30, 2007, the Fund held approximately 72% in equities, 27% in bonds, and 1% in cash. This proved to be a successful strategy as the S&P 500, Nasdaq, and Dow Jones all approached all time highs and outperformed the Lehman Brothers U.S. Aggregate Bond Index during the first half of the year. Although the Fund had underweighted bonds, the Fund’s bond portion outperformed the Lehman Brothers U.S. Aggregate Bond Index. For the six-month period ended June 30, 2007, the bond portion of the Fund had a total return of 1.98% vs. 0.98% for the Lehman Brothers U.S. Aggregate Bond Index.

Sector allocation and stock selection contributed to the Fund’s outperformance of its benchmark indexes. The Fund’s overweight allocation in Telecommunications Services and underweight position in Financials helped the Fund’s performance.

Individual stock selection in Telecommunications Services and Consumer Staples contributed positively to year-to-date performance for the Fund; stock selection in Health Care detracted from performance.

Overall Energy, Industrials, and Telecommunications Services were the highest contributing sectors to the Fund’s performance during the first six months of the year.

What are some examples of securities bought and sold by the Pax World Balanced Fund during the first six months of 2007? The Fund added to its Consumer Staples exposure with Groupe Danone. The Fund also added a poly silicon manufacturer, MEMC Electronics; and a semiconductor company, Microchip Technology.

The Fund eliminated its position in Amgen due to increasing competition for their major drugs and potential legislative changes with respect to drug reimbursements. We also sold out of Yahoo! because of high valuation and limited future catalysts.

Portfolio Highlights

Fund Performance

	Ticker	Total Return		Average Annual Return
Share class	Symbol	6 months	1 year	3 year	5 year	10 year
Individual Investor Class(1)	PAXWX	7.12%	15.28%	10.84%	9.88%	8.97%
Institutional Class(1),(2)	PAXIX	7.19%	15.35%	10.86%	9.89%	8.97%
S&P 500 Index(3), (7)		6.96%	20.59%	11.69%	10.70%	7.13%
Blended Index(4), (5), (7)		4.57%	14.80%	8.61%	8.21%	6.68%
Lipper Balanced Fund Index(6), (7)		5.73%	15.39%	9.78%	9.05%	6.89%

(1)The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than 1 year have not been annualized. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

(2)Inception of the Institutional Class shares is April 30, 2007. The performance information shown for Institutional Class shares represents the performance of the Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

(3)The S&P 500 Index is an unmanaged index of large capitalization common stocks.

(4)The Blended Index is comprised of 60% S&P 500 Index/40% Lehman Brother Aggregate Bond Index.

(5)The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

(6)The Lipper Balanced Fund Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Fund Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Fund Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

(7)Unlike the Balanced Fund, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Fund Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	51.6%
Foreign Stocks	20.8%
U.S. Bonds	26.2%
Foreign Bonds	0.3%
Cash & Equivalents	1.1%

Top Ten Holdings

Company	Percent of Net Assets
America Movil SAB de CV, ADR	2.3%
Cisco Systems, Inc.	2.0%
Lincoln National Corp.	1.8%
CVS Caremark Corp.	1.7%
Cemex SAB de CV, ADR	1.5%
Baker Hughes, Inc.	1.5%
Automatic Data Processing, Inc.	1.4%
Medtronic, Inc.	1.4%
Procter & Gamble Co.	1.4%
ENSCO International, Inc.	1.4%
Total	16.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets
Bonds (3.0% corp. 23.5% agency)	26.5%
Information Technology	16.9%
Consumer Discretionary	9.4%
Consumer Staples	7.8%
Telecommunication Services	7.0%
Financials	6.8%
Health Care	6.3%
Energy	5.1%
Industrials	5.0%
Utilities	5.0%
Materials	3.1%
Other	1.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Growth Fund

Pax World Growth Fund

Co-portfolio Managers

Christopher Brown &

Anthony Trzcinka, CFA

Portfolio Managers’ Comments

How did the Pax World Growth Fund perform during the first six months of 2007? For the six-month period ended June 30, 2007 the Fund had a total return of 12.13% vs. total returns of 8.22% for the Russell 3000 Growth Index, 6.96% for the S&P 500 Index, and 9.32% for the Lipper Multi-Cap Growth Funds Index.

What were the most important factors that influenced the performance of the Pax World Growth Fund during the first six months of 2007? Stock selection had the biggest influence on performance for the first six months of 2007. CommScope, America Movil, Infrasource, Quanta Services, Questar Corp. and CNH Global were each up over 25% for the first six months. In the case of CommScope, Infrasource and Quanta Services, they were up over 50%.

Another influence on performance was the Fund’s low cash position. Our philosophy is to keep the Fund as fully invested as possible. We believe that being fully invested when the S&P 500 was up nearly 7% certainly helped performance.

Even though the Fund outperformed its indexes, there were still some negative factors. Specifically, the Fund’s investments in the Financials sector underperformed. Stocks such as Bank of America, Investment Technology Group and Sumitomo Mitsui had a negative impact on performance.

What are some examples of securities bought and sold by the Pax World Growth Fund during the first six months of 2007? During the first six months of the year, the Fund added defensive stocks and stocks that we believed could benefit from global growth. Some defensive stocks added include Thermo Fischer Scientific, Humana Inc. and Prudential Financial. A few companies added that we feel will benefit from global growth include CNH Global, ProLogis Trust and Swiss Reinsurance.

The Fund also sold out of and trimmed some positions. We sold out of Digital River, Yahoo! and Cerner Corp while trimming Quality Systems, Garmin, Akamai Technologies, and Whole Foods Market.

Portfolio Highlights

Fund Performance

	Ticker	Total Return		Average Annual Return
Share class	Symbol	6 months	1 year	3 year	5 year	10 year
Individual Investor Class(1)	PXWGX	12.13%	11.77%	9.04%	11.43%	3.46%
S&P 500 Index(2)		6.96%	20.59%	11.69%	10.70%	7.13%
Russell 3000 Growth Index(3)		8.22%	18.84%	8.97%	9.58%	4.42%
Lipper Multi-Cap Growth Funds Index(4)		9.32%	19.23%	11.48%	11.51%	6.13%

(1)The Fund’s inception date is June 11, 1997. Rate of return figures do not include the 2.50% initial sales charge that was in effect until November 1, 1999. The average annualized total return for the ten year period with the initial sales charge included is 3.19%.The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than 1 year have not been annualized. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

(2)The S&P 500 Index is an unmanaged index of large capitalization common stocks. Unlike the Growth Fund, the S&P 500 Index is not an investment, is not professionally managed, has no policy of sustainable investing and does not reflect deductions for fees, expenses or taxes.

(3)The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization. Unlike the Growth Fund, the Russell 3000 Growth Index is not an investment, is not professionally managed, has no policy of sustainable investing and does not reflect deductions for fees, expenses or taxes.

(4)The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the Growth Fund, the Lipper Multi-Cap Growth Funds Index is not an investment, is not professionally managed and has no policy of sustainable investing.

Asset Allocation	Percent of Investments
U.S. Common Stocks	80.6%
Foreign Common Stocks	19.0%
Cash & Equivalents	0.4%

Top Ten Holdings

Company	Percent of Net Assets
CommScope, Inc.	4.4%
America Movil SAB de CV, ADR	4.4%
CVS Caremark Corp.	3.9%
Baker Hughes, Inc.	3.7%
Viacom, Inc., Class B	3.3%
Garmin, Ltd.	3.3%
Gilead Sciences, Inc.	3.1%
Questar Corp.	2.8%
Psychiatric Solutions, Inc.	2.6%
Vodafone Group PLC, ADR	2.4%
Total	33.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	18.9%
Health Care	15.6%
Consumer Discretionary	13.7%
Financials	11.3%
Energy	10.6%
Industrials	9.0%
Consumer Staples	7.5%
Telecommunications Services	7.5%
Utilities	3.0%
Materials	1.6%
Other	1.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Pax World High Yield Bond Fund

Portfolio Manager

Mary Austin, CFA

Portfolio Manager’s Comments

How did the Pax World High Yield Bond Fund perform during the first six months of 2007? The Pax World High Yield Bond Fund had a strong relative performance for the first half of 2007. For the six-month period ended June 30, 2007, Individual Investor Class shares and Institutional Class shares of the Fund had total returns of 4.51% and 4.64%, respectively, vs. total returns of 3.00% for the Merrill Lynch High Yield Master I Index and 3.31% for the Lipper High Current Yield Fund Index for the same period.

What were the most important factors that influenced the performance of the Pax World High Yield Bond Fund during the first six months of 2007? The Fund was helped by strong performance in its consumer discretionary names and a weakening dollar. Some of the Fund’s outperformers included Interactive Health, maker of massage chairs, which has experienced a turnaround; Brookstone, specialty retailer, which has been successful in its new product introduction; Gregg Appliances, which is currently tendering its notes at a premium; and Foodcorp, which tendered for its notes earlier in the year. Some international names that have contributed to the Fund’s outperformance include City Telecom, a Hong Kong telecom provider and Eletropaulo Metropolitan, Brazil’s largest electricity distributor.

What are some examples of securities bought and sold by the Pax World High Yield Bond Fund during the first six months of 2007? The first half of the year gave us the opportunity to participate in a number of interesting companies in the sustainable investing arena. We invested in both Aventine Renewable Energy Inc. and VeraSun Energy Corp., two ethanol producers that issued debt for the first time during 2007. VeraSun opened the first E85 gas station, selling a blend of 85% ethanol and 15% gasoline, in Washington DC during June. It now has 90 stations in nine states.

Other additions to the portfolio that exemplify the type of company we favor were Eletropaulo Metropolitano SA, the largest electricity distributor in Brazil and MetroPCS, which provides low-cost unlimited cellular calling within a certain area and targets underserved markets such as young adults and immigrants.

During the six months we sold Thornburg Mortgage, a prime, jumbo mortgage originator, due to worries that the sub-prime meltdown would carry over into its markets. Also sold was Select Medical, an acute-care hospital operator, due to negative regulatory changes.

Portfolio Highlights

Fund Performance

				Average Annual Return
	Ticker	Total Return				Since
Share class	Symbol	6 months	1 year	3 year	5 year	inception
Individual Investor Class(1)	PAXHX	4.51%	11.87%	8.43%	9.56%	5.80%
Institutional Class(1), (2)	PXHIX	4.64%	12.14%	8.76%	9.76%	5.93%
Merrill Lynch High Yield Master I Index(3)		3.00%	11.63%	8.93%	11.47%	7.14%
Lipper High Current Yield Fund Index(4)		3.31%	11.20%	8.46%	10.97%	5.04%

(1)The Fund’s inception date is October 8, 1999. The Fund’s adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. Total returns for periods of less than 1 year have not been annualized. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

(2)Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares represents the performance of the Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown. Institutional Class Inception date return since June 1, 2004 is 8.87%.

(3)The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Unlike the High Yield Bond Fund, the Merrill Lynch High Yield Master I Index is not an investment, is not professionally managed, has no policy of sustainable investing and does not reflect deductions for fees, expenses or taxes.

(4)The Lipper High Current Yield Fund Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Fund Average. The Lipper High Current Yield Fund Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Fund Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. Unlike the High Yield Bond Fund, the Lipper High Current Yield Fund Index is not an investment, is not professionally managed and has no policy of sustainable investing.

Credit Quality

Bond Rating	Percent of Investments
BB	21.5%
B	68.5%
CCC	6.8%
Not Rated	3.2%

Top Ten Holdings

Company	Percent of Net Assets
Travelport, LLC, 8.738%, Due 09/01/14	1.8%
Wind Acquisition Finance SA, 144A, 10.750%, Due 12/01/15	1.8%
Millicom International Cellular SA, 10.000%, Due 12/01/13	1.7%
US Oncology, Inc., 10.750%, Due 08/15/14	1.7%
Maxcom Telecomunicacione SA, 144A, 11.000%, Due 12/15/14	1.7%
Vitamin Shoppe Industries, Inc., 12.860%, Due 11/15/12	1.7%
VeraSun Energy Corp., 9.875%, Due 12/15/12	1.7%
Brown Shoe Co., Inc., 8.750%, Due 05/01/12	1.7%
Eletropaulo Metropolitan, 144A, 19.125%, Due 06/28/10	1.7%
Brookstone Co., Inc., 12.000%, Due 10/15/12	1.6%
Total	17.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash & equivalents, if applicable.

Sector Diversification

Sector	Percent of Net Assets
Consumer Discretionary	21.7%
Energy	16.7%
Industrials	15.0%
Telecommunication Services	10.9%
Health Care	7.8%
Consumer Staples	7.1%
Information Technology	4.6%
Materials	4.1%
Utilities	4.1%
Financials	2.8%
Other	5.2%
Total Portfolio	100.0%

Geographic Diversification

Country	Percent of Net Assets
USA(1)	76.1%
Mexico	3.9%
South Africa	3.3%
Cayman Islands	2.0%
Bermuda	1.9%
Italy	1.8%
Luxembourg	1.7%
Argentina	1.6%
France	1.6%
Bahamas	1.5%
China	1.1%
Singapore	1.1%
Denmark	0.8%
Indonesia	0.8%
Hong Kong	0.8%
Total	100.0%

(1)Includes money market securities, certificates of deposit, commercial paper and cash and equivalents, if applicable.

Sustainable Investing

Senior Vice President for Sustainable Investing

Julie Gorte, PhD.

Sustainability Update

I am very happy to make my first report as Senior Vice President for Sustainable Investing at Pax.

Sustainable investing means the full integration of environmental, social and governance (ESG) criteria into investment analysis and decision making. At Pax, we believe sustainable investing marks the next stage in the evolution of socially responsible investing. We are proud of our roots, and proud to have been the first company to offer a socially responsible mutual fund in the United States. It is heartening to see the growth of our industry and the increased attention paid to ESG factors by investors of all stripes. Truly, the emergence of sustainable investing as a mainstream investing strategy is evidence that social investing has come of age.

Sustainable investing involves focusing on just one bottom line — long-term performance — and accepting that all facets of corporate performance can contribute to or detract from it. We believe that a corporation’s management of its environmental footprint, its impact on communities, the motivation and loyalty of its workforce, and the safety and integrity of its product are strong indicators of the quality of management — no less important than traditional financial measures like return on assets or equity, leverage or price-to-book ratio. To implement that belief, we have undertaken several new initiatives aimed at full integration of ESG with financial research in the construction and management of our portfolios.

First, we are building a new database of ESG information that Pax’s portfolio managers and analysts can use to add depth and rigor to their analysis of the quality of management and the prospects for any security to add value to a portfolio. We are aided in the construction of this database by a fast-developing library of sell-side research incorporating ESG factors.

Second, we are taking steps to expand our shareholder advocacy strategies — which encompass everything from dialogue with corporate management to the filing of shareholder resolutions — in order to improve both financial and ESG performance. This year, we wrote to several companies with purported operations in The Sudan to assure that none of them had any material involvement with government policies there. We were also co-filer on a resolution asking another company to report on its environmental and social performance, which we were happy to withdraw when the company agreed to provide enhanced reporting. Issues we would like to focus on during the 2007/8 season include climate change, financial disclosure, and gender equality.

We have also increased our involvement in forums when we believe our participation can improve public policy in order to benefit investors. We were, again this year, a signatory to the Carbon Disclosure project; Joe Keefe was one of a group of CEOs who, under the auspices of the Investor Network on Climate Risk, urged policymakers in the U.S. to consider regulation of greenhouse gas emissions. Joe was also signatory to a CEO statement urging swift action to reduce emissions presented by the United Nations Environment Programme Finance Initiatives’ (UNEP FI) Climate Change Working Group at the 2007 meeting of the G8. Pax is working with UNEP FI, a group we joined earlier this year, to help advance the integration of sustainability into finance.

Sustainability is a journey rather than a destination. Thirty years ago, most people had no idea what climate change was; today, it is a global crisis and an urgent priority for investors. Thirty years ago, the ESG performance of corporations was considered immaterial; today, we know the critical importance of sustainability factors — both to a company’s bottom line and to our society’s health and well being. Thus, we need to be nimble, and forward-thinking, and open to the many ways that sustainable investing strategies can benefit both our investors and society as a whole.

It’s an exciting time to be in this industry, and an exciting time to be at Pax World.

Shareholder Expense Examples

Examples  As a shareholder of the Pax World Balanced, Growth or High Yield Bond Funds, you incur two types of costs: (1) transaction costs, including redemption fees with respect to the High Yield Bond Fund; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2007 and ending on June 30, 2007.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and
403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $6 to the estimated expenses paid during the period.

Actual Expenses  For each Fund, the first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes  For each Fund, the second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the High Yield

Bond Fund’s short term redemption fees. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(1/1/07)	(6/30/07)	(1/1/07 – 6/30/07)
Pax World Balanced Fund — Individual Investor Class Shares
Actual	$1,000	$1,071.20	$4.93
Hypothetical (5% return before expenses)	$1,000	$1,020.03	$4.81

Pax World Balanced Fund — Institutional Class Shares
Actual	$1,000	$1,071.90	$3.65
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.56

Pax World Growth Fund — Individual Investor Class Shares
Actual	$1,000	$1,121.30	$7.89
Hypothetical (5% return before expenses)	$1,000	$1,017.36	$7.50

Pax World High Yield Bond Fund — Individual Investor Class Shares
Actual	$1,000	$1,045.10	$5.02
Hypothetical (5% return before expenses)	$1,000	$1,019.89	$4.96

Pax World High Yield Bond Fund — Institutional Class Shares
Actual	$1,000	$1,046.40	$3.75
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71

(1)Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2007 and ending on June 30, 2007). The annualized expense ratios for each of the Funds are as follows:

Balanced Fund – Individual Investor Class Shares	0.96%
Balanced Fund – Institutional Class Shares	0.71%
Growth Fund – Individual Investor Class Shares	1.50%
High Yield Bond Fund – Individual Investor Class Shares	0.99%
High Yield Bond Fund – Institutional Class Shares	0.74%

Schedule of Investments (Unaudited)

Pax World Balanced Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

STOCKS: 72.4%

COMMON STOCK: 72.1%

Consumer Discretionary: 9.4%
Coach, Inc. (a)	476,000	$22,557,640
GameStop Corp., Class A (a)	575,000	22,482,500
Grupo Televisa SA, ADR	275,000	7,592,750
Honda Motor Co, Ltd., ADR	260,000	9,435,400
Lamar Advertising Co., Class A	411,733	25,840,363
Lowe’s Cos., Inc.	614,712	18,865,511
NutriSystem, Inc. (a)	233,366	16,298,281
O’Reilly Automotive, Inc. (a)	397,006	14,510,569
Omnicom Group, Inc.	325,600	17,230,752
Ruth’s Chris Steak House, Inc. (a)	200,000	3,398,000
Staples, Inc.	1,200,000	28,476,000
Time Warner Cable, Inc. (a)	237,700	9,310,709
Time Warner, Inc.	825,000	17,358,000
Toyota Motor Corp., ADR	75,000	9,441,000
Williams-Sonoma, Inc.	43,000	1,357,940
		224,155,415
Consumer Staples: 7.8%
Avon Products, Inc.	700,000	25,725,000
Corn Products International, Inc.	710,000	32,269,500
CVS Caremark Corp.	1,132,400	41,275,980
Estee Lauder Cos, Inc., Class A	275,000	12,515,250
Groupe Danone, ADR (a)	24,442	397,427
McCormick & Co., Inc.	350,000	13,363,000
PepsiCo, Inc.	400,000	25,940,000
Procter & Gamble Co.	550,000	33,654,500
		185,140,657
Energy: 5.1%
Baker Hughes, Inc.	425,000	35,755,250
ENSCO International, Inc.	550,000	33,555,500
Helix Energy Solutions Group, Inc. (a)	400,000	15,964,000
Noble Corp.	125,000	12,190,000
Suncor Energy, Inc.	209,100	18,802,272
Weatherford International, Ltd. (a)	75,000	4,143,000
		120,410,022
Financials: 6.5%
Aegon NV	75,000	1,473,750
Banco Bilbao Vizcaya Argentaria SA, ADR	175,000	4,266,500
CIT Group, Inc.	225,000	12,336,750
Hospitality Properties Trust, REIT	200,000	8,298,000
ING Groep NV, ADR	350,000	15,389,500
Lincoln National Corp.	600,000	$42,570,000
Mitsubishi UFJ Financial Group, ADR	1,254,900	13,828,998
National Bank of Greece SA, ADR	1,425,000	16,330,500
Nomura Holdings, Inc., ADR	250,000	4,855,000
Principal Financial Group, Inc.	267,400	15,586,746
Prudential Financial, Inc.	82,750	8,045,783
Willis Group Holdings, Ltd.	325,200	14,328,312
		157,309,839
Health Care : 6.3%
Abbott Laboratories	300,000	16,065,000
AstraZeneca PLC, ADR	318,100	17,011,988
Baxter International, Inc.	250,000	14,085,000
Becton Dickinson & Co.	127,100	9,468,950
Dentsply International, Inc.	426,402	16,314,141
Genentech, Inc. (a)	60,000	4,539,600
GlaxoSmithKline PLC, ADR	150,000	7,855,500
Johnson & Johnson	150,000	9,243,000
Medtronic, Inc.	650,000	33,709,000
Senomyx, Inc. (a)	250,000	3,375,000
Stryker Corp.	300,000	18,927,000
		150,594,179
Industrials: 5.0%
Chicago Bridge & Iron Co. NV	329,600	12,439,103
Deere & Co.	275,000	33,203,500
Joy Global, Inc.	250,000	14,582,500
MSC Industrial Direct Co.	60,100	3,305,500
RR Donnelley & Sons, Co.	300,000	13,053,000
Ryder System, Inc.	333,300	17,931,540
TNT NV, ADR (a)	350,000	15,750,000
UTi Worldwide, Inc.	365,000	9,778,350
		120,043,493
Information Technology: 16.9%
Accenture, Ltd.	575,000	24,661,750
Amdocs, Ltd. (a)	564,900	22,494,318
Applied Materials, Inc.	667,542	13,264,060
Autodesk, Inc. (a)	200,000	9,416,000
Automatic Data Processing, Inc.	700,000	33,929,000
Checkfree Corp. (a)	556,311	22,363,702
Cisco Systems, Inc. (a)	1,667,388	46,436,756
Citrix Systems, Inc. (a)	441,000	14,848,470
EMC Corp. (a)	1,750,000	31,675,000
Entegris, Inc. (a)	938,600	11,150,568
Fiserv, Inc. (a)	500,000	28,400,000

SEE NOTES TO FINANCIAL STATEMENTS

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK, continued

Information Technology, continued
Hewitt Associates, Inc., Class A (a)	491,100	$15,715,200
Intel Corp.	550,000	13,068,000
Intuit, Inc. (a)	760,000	22,860,800
MEMC Electronic Materials, Inc. (a)	100,000	6,112,000
Microchip Technology, Inc.	175,000	6,482,000
Microsoft Corp.	800,000	23,576,000
Nokia OYJ, ADR	1,025,000	28,812,750
Qualcomm, Inc.	428,000	18,570,920
Seagate Technology	425,000	9,252,250
		403,089,544
Materials: 3.1%
Aracruz Celulose SA, ADR	175,000	11,592,000
Bemis Co., Inc.	200,000	6,636,000
Cemex SAB de CV, ADR	998,822	36,856,532
Sealed Air Corp.	500,000	15,510,000
		70,594,532
Telecommunication Services: 7.0%
Alltel Corp.	78,000	5,268,900
America Movil SAB de CV, ADR	900,000	55,737,000
BT Group PLC, ADR	500,000	33,290,000
Philippine Long Distance Telephone, ADR	99,900	5,714,280
Portugal Telecom SGPS SA, ADR	483,093	6,710,162
Telefonos de Mexico
SAB de CV, ADR	500,000	18,945,000
Verizon Communications, Inc.	275,000	11,321,750
Vodafone Group PLC, ADR	450,000	15,133,500
Windstream Corp.	1,035,681	15,286,652
		167,407,244
Utilities: 5.0%
Aqua America, Inc.	443,833	9,981,804
Dynegy, Inc., Class A (a)	300,000	2,832,000
Equitable Resources, Inc.	500,600	24,809,736
KeySpan Corp.	300,000	12,594,000
Questar Corp.	500,000	26,425,000
UGI Corp.	500,000	13,640,000
Veolia Environnement, ADR	375,000	29,403,750
		119,686,290
Total Common Stock
(Cost $1,186,001,759)		1,718,431,215

PREFERRED STOCK: 0.3%

Financials: 0.3%
Aegon NV, 6.235%	45,000	$1,142,100
Federal Home Loan Mortgage, 4.619%	25,000	1,125,000
HRPT Properties Trust, REIT, 8.750%	50,000	1,268,500
Regency Centers Corp., REIT, 7.450%	32,000	804,160

Total Preferred Stock
(Cost $4,424,840)		4,339,760

Total Stocks
(Cost $1,190,426,599)		1,722,770,975

	Principal
	Amount
BONDS: 26.5%

CORPORATE BONDS: 2.7%

Consumer Staples: 0.2%
Estee Lauder Cos., Inc.,
6.000%, 01/15/12	$1,599,000	1,632,873
PepsiCo, Inc.,
5.150%, 05/15/12	2,000,000	1,977,506
		3,610,379
Financials: 1.8%
Aflac, Inc. ,
6.500%, 04/15/09	5,000,000	5,089,465
American Honda Finance Corp.,
3.750%, 03/16/11 (b)(US)	2,000,000	2,603,857
Chubb Corp.,
3.950%, 04/01/08	5,000,000	4,949,010
CIT Group, Inc.,
5.600%, 11/23/07	3,000,000	3,001,212
CIT Group, Inc.,
5.500%, 11/30/07	10,000,000	9,999,760
SLM Corp.,
4.000%, 01/15/09	4,000,000	3,844,700
SLM Corp.,
5.495%, 07/27/09	2,000,000	1,950,982
SLM Corp.,
4.530%, 12/15/12	2,500,000	2,122,550
Toyota Motor Credit Corp.,
3.790%, 07/28/08	3,000,000	2,920,140
Toyota Motor Credit Corp.,
2.750%, 08/06/09	1,363,620	1,329,268
Toyota Motor Credit Corp.,
4.625%, 02/01/11 (c)(US)	2,000,000	3,811,375

SEE NOTES TO FINANCIAL STATEMENTS

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS, continued

Financials, continued
Toyota Motor Credit Corp., 4.280%, 01/18/15	$2,000,000	$1,780,220
		43,402,539
Health Care: 0.2%
Wellpoint, Inc., 3.750%, 12/14/07	2,000,000	1,984,546
Wellpoint, Inc., 4.250%, 12/15/09	3,000,000	2,907,630
		4,892,176
Telecommunication Services: 0.3%
America Movil SAB de CV, 9.000%, 01/15/16 (d)(MX)	52,000,000	5,052,249
Telefonos de Mexico SAB de CV, 8.750%, 01/31/16 (d)(MX)	21,000,000	2,140,075
		7,192,324
Utilities: 0.2%
National Fuel Gas Co., 6.303%, 05/27/08	5,500,000	5,542,389

Total Corporate Bonds (Cost $65,698,614)		64,639,807

U.S. GOVERNMENT AGENCY BONDS: 17.9%

Federal Farm Credit Bank: 2.0%
5.300%, 01/10/08	3,000,000	2,998,001
3.700%, 10/27/08	3,000,000	2,941,539
5.200%, 04/27/09	2,500,000	2,492,518
4.550%, 04/26/10	5,000,000	4,910,740
4.480%, 06/21/10	3,000,000	2,938,584
5.500%, 02/15/11	5,000,000	4,984,155
4.950%, 05/09/12	7,000,000	6,856,507
4.950%, 05/16/12	5,000,000	4,896,935
5.600%, 06/04/12	4,000,000	3,984,488
4.950%, 06/20/12	3,000,000	2,936,505
4.875%, 09/24/12	2,500,000	2,436,418
4.990%, 01/28/15	1,000,000	959,310
5.300%, 06/22/15	3,000,000	2,921,331
5.500%, 08/17/20	1,500,000	1,444,636
		47,701,667
Federal Home Loan Bank Sy stem: 9.2%
4.250%, 08/08/07	3,000,000	2,996,220
4.000%, 09/24/07	3,000,000	2,990,595
5.100%, 09/28/07	3,000,000	2,997,834
4.350%, 09/28/07	2,000,000	1,995,027
4.375%, 10/10/07	$2,855,000	$2,847,154
5.250%, 10/22/07	2,000,000	1,999,268
4.000%, 01/28/08	1,500,000	1,488,558
3.520%, 01/30/08	3,000,000	2,968,785
4.500%, 02/15/08	2,000,000	1,989,630
3.200%, 03/03/08	3,000,000	2,958,138
5.100%, 03/06/08	2,000,000	1,996,690
3.700%, 04/02/08	5,000,000	4,940,695
3.500%, 04/21/08	4,000,000	3,943,436
3.530%, 04/29/08	4,000,000	3,943,224
4.100%, 07/14/08	4,000,000	3,953,788
5.000%, 07/17/08	1,500,000	1,494,807
3.510%, 07/22/08	2,500,000	2,455,625
4.560%, 08/12/08	2,635,000	2,613,730
4.250%, 08/14/08	2,750,000	2,738,522
4.375%, 10/03/08	8,000,000	7,916,480
3.750%, 10/21/08	5,000,000	4,907,190
4.125%, 11/17/08	3,000,000	2,956,170
4.100%, 11/17/08	3,000,000	2,955,204
4.250%, 12/03/08	3,000,000	2,959,917
4.000%, 01/29/09	3,000,000	2,945,814
3.790%, 02/13/09	4,000,000	3,913,672
3.750%, 03/24/09	3,000,000	2,929,545
5.300%, 04/30/09	3,000,000	2,994,279
5.375%, 05/15/09	2,000,000	2,006,306
4.520%, 08/26/09	3,000,000	2,959,023
4.000%, 10/19/09	3,000,000	2,924,745
5.250%, 11/03/09	8,500,000	8,488,678
4.350%, 02/16/10	3,000,000	2,938,134
4.450%, 02/24/10	3,000,000	2,944,134
5.000%, 02/25/10	2,740,000	2,718,834
5.040%, 06/07/10	3,000,000	2,975,250
4.500%, 07/27/10	4,100,000	4,017,188
4.500%, 08/04/10	3,000,000	2,938,605
5.350%, 11/17/10	3,000,000	2,992,650
5.625%, 06/09/11	2,500,000	2,500,758
5.050%, 08/24/11	3,000,000	2,965,719
5.300%, 10/27/11	3,000,000	2,976,387
4.875%, 11/15/11	6,000,000	5,913,066
5.600%, 12/29/11	3,525,000	3,513,956
4.270%, 01/17/12	3,000,000	2,878,443
4.950%, 01/26/12	3,000,000	2,943,801
5.650%, 03/01/12	3,000,000	2,989,956
4.800%, 03/09/12	3,000,000	2,928,504
4.950%, 03/15/12	3,000,000	2,941,557
5.250%, 04/16/12	2,000,000	1,984,606

SEE NOTES TO FINANCIAL STATEMENTS

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

U.S. GOVERNMENT AGENCY BONDS, continued

Federal Home Loan Bank System, continued
5.250%, 05/03/12	$5,000,000	$4,936,105
5.550%, 06/06/12	5,000,000	4,982,210
4.650%, 06/29/12	3,000,000	2,907,780
4.770%, 07/06/12	2,000,000	1,946,612
4.800%, 07/19/12	3,500,000	3,408,850
5.300%, 08/16/12	3,000,000	2,964,600
5.100%, 09/21/12	2,000,000	1,961,336
6.100%, 07/05/13	4,000,000	4,000,912
5.550%, 11/21/13	6,240,000	6,175,822
5.750%, 12/13/13	3,000,000	2,977,641
5.270%, 01/22/14	1,915,000	1,885,586
5.500%, 04/17/14	3,500,000	3,477,250
5.450%, 04/27/15	3,000,000	2,941,743
5.250%, 07/14/16	3,000,000	2,898,849
6.000%, 09/13/16	5,000,000	4,967,335
6.180%, 07/06/17	3,000,000	3,002,802
4.250%, 07/16/18	1,000,000	948,391
5.150%, 12/09/19	1,515,000	1,512,026
		218,126,147
Freddie Mac (Agency): 3.7%
3.000%, 08/15/07	3,000,000	2,991,467
4.050%, 09/24/07	2,500,000	2,492,440
5.125%, 10/24/07	4,500,000	4,496,396
3.250%, 03/14/08	3,000,000	2,957,400
3.500%, 04/15/08	5,305,000	5,231,372
4.125%, 08/19/08	7,000,000	6,913,739
4.000%, 01/14/09	3,000,000	2,946,534
3.500%, 04/01/09	3,000,000	2,915,862
5.375%, 02/08/10	2,000,000	1,997,274
5.450%, 05/14/10	3,000,000	2,993,640
5.250%, 01/18/11	3,000,000	2,992,884
5.250%, 02/24/11	6,000,000	5,974,512
5.875%, 03/21/11	3,000,000	3,067,653
5.250%, 10/06/11	7,500,000	7,447,523
5.500%, 11/28/11	3,000,000	2,987,946
5.300%, 01/09/12	3,000,000	2,980,035
5.500%, 02/22/13	3,000,000	2,987,127
5.600%, 09/26/13	2,500,000	2,488,060
5.400%, 10/10/13	4,400,000	4,356,370
5.000%, 07/15/14	1,500,000	1,474,062
6.000%, 06/05/15	3,000,000	2,987,874
6.000%, 10/19/16	10,000,000	9,917,710
6.125%, 12/28/21	2,000,000	1,967,266
		87,565,146
Fannie Mae (Agency): 3.0%
4.750%, 08/03/07	$3,625,000	$3,622,857
4.300%, 11/28/07	3,000,000	2,987,415
3.750%, 05/12/08	3,000,000	2,961,306
4.000%, 08/08/08	3,000,000	2,960,106
3.750%, 12/08/08	3,000,000	2,938,995
5.375%, 01/05/09	3,000,000	2,998,014
4.000%, 01/26/09	4,000,000	3,927,736
3.714%, 02/17/09	7,324,000	7,061,728
4.250%, 05/12/09	4,000,000	3,933,800
4.250%, 11/23/09	2,000,000	1,958,026
5.300%, 04/16/10	2,000,000	1,995,408
4.750%, 04/19/10	3,000,000	2,960,841
4.375%, 06/21/10	6,000,000	5,869,338
5.250%, 11/30/10	3,879,000	3,866,649
5.030%, 09/23/11	5,000,000	4,928,575
5.550%, 01/25/12	2,500,000	2,498,208
5.400%, 04/02/12	6,500,000	6,469,496
5.250%, 04/16/14	4,000,000	3,932,688
5.250%, 07/14/15	4,000,000	3,889,275
		71,760,461
Total U.S. Government Agency Bonds (Cost $430,300,768)		425,153,421

MORTGAGE-BACKED SECURITIES: 5.9%

U.S. GOVERNMENT MORTGAGE-BACKED: 5.6%

Ginnie Mae (Mortgage-Backed): 0.3%
6.000%, 02/15/19	581,754	585,060
6.000%, 05/15/21	2,342,700	2,355,666
6.000%, 07/15/21	471,283	473,892
6.000%, 02/15/22	3,019,981	3,036,595
6.000%, 05/20/36	1,791,503	1,782,629
		8,233,842
Freddie Mac (Mortgage-Backed): 1.3%
5.000%, 07/01/07	56,622	56,409
4.500%, 03/01/08	677,446	673,176
4.500%, 04/01/08	797,936	792,552
3.500%, 05/01/08	1,080,212	1,052,674
5.000%, 10/01/08	1,151,220	1,146,352
4.000%, 04/01/10	1,988,190	1,941,221
4.000%, 09/01/10	2,752,903	2,675,131
4.500%, 06/01/12	2,488,584	2,413,492
4.000%, 05/01/14	1,990,959	1,912,443
5.000%, 08/01/18	3,352,318	3,252,402
4.500%, 09/01/18	1,201,054	1,145,173

SEE NOTES TO FINANCIAL STATEMENTS

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

U.S. GOVERNMENT MORTGAGE-BACKED, continued

Freddie Mac (Mortgage-Backed), continued
4.000%, 09/01/18	$661,505	$616,594
5.500%, 10/01/18	530,953	524,807
5.500%, 10/01/18	583,828	577,070
5.000%, 10/01/18	983,117	953,890
5.000%, 11/01/18	632,252	613,456
5.000%, 11/01/18	551,744	535,342
6.500%, 05/01/29	302,646	309,216
6.500%, 12/01/29	334,982	342,254
6.500%, 06/01/32	594,487	605,554
5.545%, 04/01/36	1,778,943	1,767,831
6.000%, 05/01/36	1,476,561	1,464,254
5.665%, 05/01/36	1,916,716	1,910,298
6.339%, 11/01/36	2,728,579	2,750,029
		30,031,620
Fannie Mae (Mortgage-Backed): 4.0%
5.500%, 09/01/09	901,572	904,641
4.000%, 09/01/10	1,168,004	1,132,538
5.500%, 11/01/11	614,756	616,849
5.000%, 01/01/14	1,270,279	1,251,568
5.000%, 02/01/14	874,777	861,890
5.500%, 10/01/14	1,735,508	1,730,327
5.500%, 11/01/14	1,866,706	1,861,207
5.500%, 11/01/16	2,488,078	2,459,726
5.000%, 04/01/18	3,223,592	3,127,743
4.500%, 07/01/18	3,811,240	3,632,673
5.000%, 11/01/18	115,798	112,355
5.000%, 11/01/18	786,737	763,345
5.000%, 11/01/18	766,480	743,689
5.000%, 02/01/19	1,966,033	1,905,148
5.000%, 04/01/19	643,973	624,030
5.000%, 06/01/19	1,898,196	1,839,411
5.500%, 07/01/19	1,963,024	1,938,779
4.500%, 11/01/19	2,105,261	2,003,649
5.000%, 01/01/20	1,808,446	1,752,441
5.000%, 03/01/20	1,785,907	1,727,440
5.000%, 10/01/20	2,958,414	2,861,561
5.000%, 10/01/23	1,813,726	1,732,178
4.500%, 01/01/25	1,587,205	1,477,857
5.000%, 06/01/25	2,347,274	2,236,376
5.000%, 11/01/25	3,226,730	3,074,281
8.000%, 05/01/30	195,050	205,538
6.000%, 09/25/30	3,250,000	3,258,067
6.500%, 06/01/32	439,173	447,020
4.000%, 11/01/33	3,128,006	2,768,993
4.652%, 12/01/33	1,517,204	1,512,177
4.416%, 12/01/33	877,683	868,968
6.000%, 02/01/34	$2,128,791	$2,113,509
3.848%, 05/01/34	3,859,935	3,807,757
4.273%, 01/01/35	3,557,151	3,474,922
4.481%, 03/01/35	4,238,906	4,263,475
6.000%, 04/01/35	1,612,500	1,598,271
5.000%, 06/01/35	1,382,666	1,299,292
4.643%, 06/01/35	1,510,476	1,477,558
5.500%, 07/01/35	1,911,703	1,848,786
5.000%, 07/01/35	1,642,340	1,543,309
5.000%, 08/01/35	1,309,107	1,230,170
5.500%, 11/01/35	2,205,218	2,132,640
5.500%, 12/01/35	1,081,085	1,045,504
5.500%, 12/01/35	1,915,720	1,852,671
5.500%, 12/01/35	1,491,566	1,442,476
6.000%, 04/01/36	1,331,011	1,317,720
6.000%, 04/01/36	1,077,035	1,066,280
6.010%, 05/01/36	3,285,737	3,317,892
5.378%, 05/01/36	3,182,057	3,170,954
6.500%, 08/01/36	1,179,563	1,191,220
6.000%, 08/01/36	2,090,752	2,069,874
6.000%, 09/01/36	841,724	833,319
5.888%, 09/01/36	3,187,204	3,192,702
		96,722,766
Total U.S. Government Mortgage-Backed (Cost $138,173,982)		134,988,228

COMMERCIAL MORTGAGE-BACKED: 0.3%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	1,865,638
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	1,898,306
Nomura Asset Securities Corp., 6.590%, 03/15/30	2,837,269	2,855,808

Total Commercial Mortgage-Backed (Cost $7,029,540)		6,619,752

Total Mortgage-Backed Securities (Cost $145,203,522)		141,607,980

Total Bonds (Cost $641,202,904)		631,401,208

SEE NOTES TO FINANCIAL STATEMENTS

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 5.100%, 10/07/07	$100,000	$100,000
Self Help Credit Union, 5.250%, 05/26/08	250,000	250,000
ShoreBank, 4.800%, 10/11/07	500,000	500,000

Total Certificates of Deposit (Cost $850,000)		850,000

	Number
	of Shares
MONEY MARKET SHARES: 1.0%
Pax World Money Market Fund, Inc. (e)
(Cost $23,232,199)	23,232,199	23,232,199

TOTAL INVESTMENTS: 99.9%
(Cost $1,855,711,702)		2,378,254,382

OTHER ASSETS & LIABILITIES (NET): 0.1%		2,258,840

NET ASSETS: 100.00%		$2,380,513,222

(a)                                  Non income producing security.

(b)                                 Principal amount is in Euro dollars; value is in U.S. dollars.

(c)                                  Principal amount is in Great British pounds; value is in U.S. dollars.

(d)                                 Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)                                  Affiliate — security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

ADR                     American Depository Receipt

REIT                     Real Estate Investment Trust

MX                           Mexico

US                                United States

SEE NOTES TO FINANCIAL STATEMENTS

Pax World Growth Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK: 98.7%

Consumer Discretionary: 13.7%
Asbury Automotive Group, Inc.	50,000	$1,247,500
Garmin, Ltd.	50,000	3,698,500
Grupo Televisa SA, ADR	50,000	1,380,500
Lowe’s Cos., Inc.	54,988	1,687,582
Nike, Inc., Class B	30,000	1,748,700
Publicis Groupe, ADR	20,000	869,000
TJX Cos., Inc.	39,600	1,089,000
Viacom, Inc., Class B (a)	90,000	3,746,700
		15,467,482
Consumer Staples: 7.5%
CVS Caremark Corp.	120,000	4,374,000
Hain Celestial Group, Inc. (a)	60,000	1,628,400
PepsiCo, Inc.	27,270	1,768,460
Whole Foods Market, Inc.	18,000	689,400
		8,460,260
Energy: 10.6%
Aventine Renewable Energy Holdings, Inc. (a)	50,000	848,500
Baker Hughes, Inc.	50,000	4,206,500
Devon Energy Corp.	20,000	1,565,800
Enbridge Energy Partners, LP	15,000	833,250
National Oilwell Varco, Inc. (a)	15,000	1,563,600
ONEOK Partners, LP	15,000	1,026,750
Plains All American Pipeline, LP	15,000	954,750
Superior Energy Services, Inc. (a)	25,000	998,000
		11,997,150
Financials: 11.3%
Bank of America Corp.	40,000	1,955,600
Investment Technology Group, Inc. (a)	50,000	2,166,500
ProLogis, REIT	20,000	1,138,000
Prudential Financial, Inc.	16,550	1,609,157
State Street Corp.	20,000	1,368,000
Sumitomo Mitsui Financial Group, Inc., ADR	122,000	1,124,840
Swiss Reinsurance (b) (SW)	8,400	767,878
Tower Group, Inc.	81,100	2,587,090
		12,717,065
Health Care : 15.6%
Allscripts Healthcare Solutions, Inc. (a)	80,000	2,038,400
Eclipsys Corp. (a)	85,000	1,683,000
Genzyme Corp. (a)	20,000	1,288,000
Gilead Sciences, Inc. (a)	90,000	3,489,300
Humana, Inc. (a)	35,000	2,131,850

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

COMMON STOCK, continued

Health Care, continued
Pharmaceutical Product Development, Inc.	45,000	$1,722,150
Psychiatric Solutions, Inc. (a)	80,000	2,900,800
Thermo Fisher Scientific, Inc. (a)	45,000	2,327,400
		17,580,900
Industrials: 9.0%
Aecom Technology Corp. (a)	27,200	674,832
CNH Global NV	25,000	1,277,250
Gehl Co. (a)	10,000	303,600
Infrasource Services, Inc. (a)	62,300	2,311,330
Quanta Services, Inc. (a)	75,200	2,306,384
Suntech Power Holdings Co., Inc., ADR (a)	30,000	1,094,100
United Parcel Service, Inc.,
Class B	30,000	2,190,000
		10,157,496
Information Technology: 18.9%
Akamai Technologies, Inc. (a)	50,000	2,432,000
Alliance Data Systems Corp. (a)	31,200	2,411,136
ASML Holding NV (a)	10,000	274,500
Canon, Inc., ADR	30,000	1,759,200
Cisco Systems, Inc. (a)	68,478	1,907,112
CommScope, Inc. (a)	85,000	4,959,750
Electronic Data Systems Corp.	35,000	970,550
j2 Global Communications, Inc. (a)	70,000	2,443,000
Micron Technology, Inc. (a)	50,000	626,500
Microsoft Corp.	10,000	294,700
Network Appliance, Inc. (a)	50,000	1,460,000
Paychex, Inc.	25,000	978,000
Quality Systems, Inc.	21,000	797,370
		21,313,818
Materials: 1.6%
Airgas, Inc.	25,000	1,197,500
Cemex SAB de CV, ADR	15,368	567,079
		1,764,579
Telecommunication Services: 7.5%
America Movil SAB de CV, ADR	80,000	4,954,400
Portugal Telecom SGPS SA, ADR	56,707	787,660
Vodafone Group PLC, ADR	80,000	2,690,400
		8,432,460
Utilities: 3.0%
Ocean Power Technologies, Inc. (a)	15,000	237,600
Questar Corp.	60,000	3,171,000
		3,408,600

Total Common Stock (Cost $91,718,801)		$111,299,810

MONEY MARKET SHARES: 0.2%
Pax World Money Market Fund, Inc. (c) (Cost $199,038)	199,038	199,038

Total Investments: 98.9% (Cost $91,917,839)		111,498,848

OTHER ASSETS & LIABILITIES (NET): 1.1%		1,363,964

NET ASSETS: 100.00%		$112,862,812

(a)	Non-income producing security.
(b)	Principal amount is in Swiss Francs; value is in U.S. dollars
(c)	Affiliate — security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

ADR	American Depository Receipt
LP	Limited Partnership
REIT	Real Estate Investment Trust
SW	Switzerland

SEE NOTES TO FINANCIAL STATEMENTS

Pax World High Yield Bond Fund

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

PREFERRED STOCK: 1.1%

Financials: 1.1%
Health Care REIT, Inc., 7.625%
(Cost $992,800)	40,000	$1,007,500

	Principal
	Amount
CORPORATE BONDS: 93.7%

Consumer Discretionary: 21.7%
Blockbuster, Inc.,
9.000%, 09/01/12	$1,500,000	1,395,000
Brookstone Co., Inc.,
12.000%, 10/15/12	1,500,000	1,545,000
Brown Shoe Co., Inc.,
8.750%, 05/01/12	1,500,000	1,575,000
Desarrolladora Homex SAB de CV,
7.500%, 09/28/15	1,000,000	1,040,000
FTD, Inc.,
7.750%, 02/15/14	716,000	712,420
Gregg Appliances, Inc.,
9.000%, 02/01/13	1,000,000	1,070,000
Hanesbrands, Inc.,
8.784%, 12/15/14	1,500,000	1,530,000
Harry & David Operations Corp.,
9.000%, 03/01/13	750,000	765,000
Interactive Health, LLC, 144A,
7.250%, 04/01/11 (a)(b)	1,211,000	1,059,625
Leslie’s Poolmart, Inc.,
7.750%, 02/01/13	1,500,000	1,500,000
Levi Strauss & Co.,
8.875%, 04/01/16	1,000,000	1,030,000
Perry Ellis International, Inc.,
8.875%, 09/15/13	1,500,000	1,530,000
Quicksilver, Inc.,
6.875%, 04/15/15	1,500,000	1,417,500
Riddell Bell Holdings, Inc.,
8.375%, 10/01/12	1,025,000	1,014,750
Steinway Musical Instruments, 144A,
7.000%, 03/01/14 (a)	600,000	588,000
Urbi Desarrollos Urbanos SA, 144A,
8.500%, 04/19/16 (a)	1,000,000	1,052,500
Vitamin Shoppe Industries, Inc.,
12.860%, 11/15/12	1,500,000	1,597,500
		20,422,295
Consumer Staples: 7.1%
Chattem, Inc.,
7.000%, 03/01/14	$1,500,000	$1,503,750
Dean Foods Co.,
6.900%, 10/15/17	1,000,000	945,000
Foodcorp, Ltd., 144A, 8.875%,
06/15/12 (a)(d)(SA)	250,000	355,732
Foodcorp, Ltd., 144A,
8.875%, 06/15/12 (a)(d)(SA)	1,000,000	1,418,196
NBTY, Inc. ,
7.125%, 10/01/15	1,250,000	1,243,750
Stater Brothers Holdings, 144A,
7.750%, 04/15/15 (a)	1,250,000	1,259,375
		6,725,803
Energy: 16.7%
Adaro Finance BV, 144A,
8.500%, 12/08/10 (a)	750,000	776,250
Allis-Chalmers Energy, Inc.,
9.000%, 01/15/14	1,500,000	1,533,750
Aventine Renewal Energy, Inc., 144A,
10.000%, 04/01/17 (a)	1,500,000	1,477,500
Compagnie Generale de Geophysique SA,
7.500%, 05/15/15	1,515,000	1,522,575
Copano Energy, LLC,
8.125%, 03/01/16	1,040,000	1,060,800
Denbury Resources, Inc.,
7.500%, 12/15/15	1,000,000	1,002,500
FPL Energy National Wind, 144A,
6.125%, 03/25/19 (a)(b)	876,140	855,521
LPG International, Inc.,
7.250%, 12/20/15	1,000,000	1,007,500
PHI, Inc.,
7.125%, 04/15/13	1,250,000	1,200,000
Range Resources Corp.,
7.500%, 05/15/16	1,000,000	1,017,500
SESI, LLC,
6.875%, 06/01/14	750,000	733,125
Ship Finance International, Ltd.,
8.500%, 12/15/13	1,000,000	1,035,000
VeraSun Energy Corp.,
9.875%, 12/15/12	1,500,000	1,582,500
Whiting Petroleum Corp.,
7.000%, 02/01/14	1,000,000	945,000
		15,749,521

SEE NOTES TO FINANCIAL STATEMENTS

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS, continued

Financials: 1.7%
Agile Property Holdings, Ltd., 144A,
9.000%, 09/22/13 (a)	$1,000,000	$1,035,000
LaBranche & Co., Inc.,
11.000%, 05/15/12	500,000	532,500
		1,567,500
Health Care: 7.8%
Advanced Medical Optics, Inc., 144A,
7.500%, 05/01/17 (a)	1,500,000	1,425,000
Alliance Imaging, Inc.,
7.250%, 12/15/12	1,500,000	1,462,500
Community Health Systems, Inc., 144A,
8.875%, 07/15/15 (a)	1,500,000	1,528,125
Concentra Operating Corp.,
9.500%, 08/15/10	1,250,000	1,314,063
US Oncology, Inc.,
10.750%, 08/15/14	1,510,000	1,623,250
		7,352,938
Industrials: 15.0%
Actuant Corp., 144A,
6.875%, 06/15/17 (a)	1,450,000	1,442,750
American Railcar Industries, Inc.,
7.500%, 03/01/14	100,000	100,000
Buhrmann US, Inc.,
8.250%, 07/01/14	1,000,000	1,010,000
Case Corp.,
7.250%, 01/15/16	1,000,000	1,020,000
Da-Lite Screen Co., Inc.,
9.500%, 05/15/11	1,250,000	1,318,750
FTI Consulting, Inc.,
7.750%, 10/01/16	1,500,000	1,537,500
IKON Office Solutions, Inc.,
7.300%, 11/01/27	1,250,000	1,138,464
Interline Brands, Inc.,
8.125%, 06/15/14	500,000	506,250
Knowledge Learning Corp., Inc., 144A,
7.750%, 02/01/15 (a)	750,000	729,375
Ply Gem Industries, Inc.,
9.000%, 02/15/12	1,500,000	1,355,625
Rathgibson, Inc.,
11.250%, 02/15/14	745,000	785,975
Travelport, LLC,
8.738%, 09/01/14 (d)(US)	1,250,000	1,736,411
Ultrapetrol Bahamas, Ltd.,
9.000%, 11/24/14	1,395,000	1,422,900
		14,104,000
Information Technology: 4.6%
Compucom Systems, Inc., 144A,
12.000%, 11/01/14 (a)	$1,250,000	$1,350,000
Dycom Industries, Inc.,
8.125%, 10/15/15	1,000,000	1,045,000
Freescale Semiconductor, Inc., 144A,
10.125%, 12/15/16 (a)	1,000,000	945,000
STATS ChipPAC, Ltd,
7.500%, 07/19/10	1,000,000	1,030,000
		4,370,000
Materials : 4.1%
Blue Ridge Paper Products, Inc.,
9.500%, 12/15/08	500,000	502,500
Cellu Tissue Holdings, Inc.,
9.750%, 03/15/10	1,250,000	1,246,875
CSN Islands IX Corp., 144A,
10.000%, 01/15/15 (a)	750,000	873,750
Russell-Stanley Holdings, Inc., 144A,
9.000%, 11/30/08 (a)(b)(e)(f)	36,532	0
WII Components, Inc.,
10.000%, 02/15/12	1,175,000	1,251,375
		3,874,500
Telecommunication Services: 10.9%
Cell C Pty, Ltd., 144A,
8.625%, 07/01/12 (a)(d)(SA)	1,000,000	1,311,391
City Telecom, Ltd.,
8.750%, 02/01/15	675,000	681,750
Digicel, Ltd., 144A,
9.250%, 09/01/12 (a)	750,000	794,063
Maxcom Telecomunicacione SA, 144A,
11.000%, 12/15/14 (a)	1,500,000	1,608,750
MetroPCS Wireless, Inc., 144A,
9.250%, 11/01/14 (a)	500,000	518,750
Millicom International Cellular SA,
10.000%, 12/01/13	1,500,000	1,631,250
Nordic Telephone Co. Holdings ApS, 144A,
8.875%, 05/01/16 (a)	750,000	798,750
Wind Acquisition Finance SA, 144A,
10.750%, 12/01/15 (a)	1,500,000	1,728,750
Windstream Corp.,
8.625%, 08/01/16	1,000,000	1,062,500
Windstream Corp.,
7.000%, 03/15/19	100,000	96,000
		10,231,954

SEE NOTES TO FINANCIAL STATEMENTS

Percent of Net Assets,
Name of Issuer and	Principal
Title of Issuer	Amount	Value

CORPORATE BONDS, continued

Utilities: 4.1%
Eletropaulo Metropolitan, 144A,
19.125%, 06/28/10
(a)(b)(c)(BR)	$2,500,000	$1,566,465
Ormat Funding Corp.,
8.250%, 12/30/20 (b)	759,178	778,157
Transportadora de Gas del Sur SA, 144A,
7.875%, 05/14/17 (a)	1,500,000	1,492,500
		3,837,122
Total Corporate Bonds (Cost $87,165,744)		88,235,633

CERTIFICATES OF DEPOSIT: 1.0%
Self Help Credit Union,
5.120%, 07/04/07	100,000	100,000
ShoreBank Chicago,
5.000%, 04/19/08	100,000	100,000
ShoreBank Cleveland,
4.400%, 12/27/07	100,000	100,000
ShoreBank Pacific, CDARS,
4.240%, 01/18/09	200,000	200,000
ShoreBank Pacific, CDARS,
4.810%, 06/28/09	200,000	200,000
ShoreBank Pacific,
4.360%, 05/10/12	100,000	100,000
ShoreBank,
4.370%, 11/28/08	100,000	100,000
Total Certificates of Deposit (Cost $900,000)		900,000

Percent of Net Assets,
Name of Issuer and	Number
Title of Issuer	of Shares	Value

MONEY MARKET SHARES: 4.1%
Pax World Money Market Fund, Inc. (g)
(Cost $3,819,165)	3,819,165	$3,819,165

TOTAL INVESTMENTS: 99.9% (Cost $92,877,709)		93,962,298

OTHER ASSETS & LIABILITIES (NET): 0.1%		117,547

NET ASSETS: 100.00%		$94,079,845

(a)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers (Note C).
(b)	Illiquid security (Note C).
(c)	Principal amount is in Brazilian Real; value is in U.S. dollars.
(d)	Principal amount is in Euro dollars; value is in U.S. dollars.
(e)	Fair valued security.
(f)	Non-income producing security – security is in default.
(g)	Affiliate – security is managed by Pax World Management Corp., the Fund’s Adviser (Note C).

CDARS	Certificates of Deposit Account Registry Service
BR	Brazil
SA	South Africa
US	United States

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Growth Fund	High Yield Bond Fund
Assets
Investments, at value — Note A (cost — $1,832,479,503, $91,718,801 and $89,058,544, respectively)	$2,355,022,183	$111,299,810	$90,143,133
Investments, at value, in affiliates (cost — $23,232,199, $199,038 and $3,819,165, respectively)	23,232,199	199,038	3,819,165
Total Investments	2,378,254,382	111,498,848	93,962,298
Cash	500,847	249,267	361,850
Foreign currency, at value (cost — $0, $0 and $358,708, respectively)	—	—	362,904
Prepaid expenses	312,006	32,683	15,958
Receivables:
Capital stock sold	1,143,216	282,211	143,119
Dividends and interest — Note A	8,495,950	109,622	1,838,122
Investment securities sold	3,204,278	2,697,679	—
Investment adviser reimbursement — Note B	—	24,993	15,909
Total Assets	$2,391,910,679	$114,895,303	$96,700,160

Liabilities
Payables:
Capital stock reacquired	947,903	105,683	153,869
Investment securities purchased	8,279,273	1,746,362	2,240,471
Dividend payable — Note A	1,233	—	88,034
Accrued expenses:
Investment advisory fees — Note B	982,336	74,692	38,503
Distribution expense	758,819	19,714	27,466
Trustee fees	13,523	8,614	2,168
Compliance expense	18,542	18,542	18,542
Transfer agent fees	199,258	16,524	8,109
Custodian fees	154,025	7,567	7,042
Legal and audit fees	40,753	33,001	34,319
Administration fees	1,792	1,792	1,792
Total Liabilities	11,397,457	2,032,491	2,620,315

Net Assets	$2,380,513,222	$112,862,812	$94,079,845

SEE NOTES TO FINANCIAL STATEMENTS

	Balanced Fund	Growth Fund	High Yield Bond Fund
Net Assets Represented by
Paid in Capital	$1,812,071,898	$88,263,189	$92,943,557
Undistributed net investment income (loss)	1,539,597	(286,131)	(56,137)
Accumulated net realized gain	44,353,845	5,308,256	98,620
Net unrealized appreciation (depreciation) of:
Investments	522,542,680	19,581,009	1,084,589
Foreign currency translations	5,202	(3,511)	9,216
Net Assets	$2,380,513,222	$112,862,812	$94,079,845

Individual Investor Class
Net assets	$2,378,747,319	$112,862,812	$82,867,325
Capital shares outstanding	91,451,851	8,097,211	9,628,071
Net asset value per share	$26.01	$13.94	$8.61

Institutional Class
Net assets	$1,765,903		$11,212,520
Capital shares outstanding	67,750		1,302,644
Net asset value per share	$26.06		$8.61

SEE NOTES TO FINANCIAL STATEMENTS

Six months ended June 30, 2007

Statements of Operations (Unaudited)

	Balanced Fund	Growth Fund	High Yield Bond Fund
Investment Income
Income — Note A
Dividends (net of foreign withholding tax of $321,089, $3,792, and $0, respectively)	$13,168,970	$494,213	$38,125
Dividends from affiliate — Note C	403,626	17,172	108,954
Interest (net of foreign withholding tax of $4,108, $0, and $0, respectively)	15,997,446	—	3,367,622
Other income	1,255,797	284	108,951
Total Income	30,825,839	511,669	3,623,652
Expenses
Investment advisory fees — Note B	5,664,069	426,843	218,374
Distribution expenses — Note B	2,819,197	132,970	95,442
Transfer agent fees	1,238,497	133,798	90,231
Printing and other shareholder communication fees	331,828	48,955	23,642
Custodian fees	181,526	13,698	10,885
Legal fees and related expenses	219,120	59,387	62,501
Trustees’ fees and expenses - Note B	77,180	43,672	49,953
Compliance expense	18,542	18,542	18,542
Audit fees	45,417	26,000	22,000
Registration fees	46,512	32,321	36,009
Administration fees	10,750	10,750	10,750
State taxes	18,932	12,118	12,007
Other expenses	129,898	5,095	4,687
Total Expenses	10,801,468	964,149	655,023
Less: Fees paid indirectly — Note E	(11,572)	(2,245)	(1,380)
Money market advisory fee waiver — Note B	(12,135)	(598)	(2,642)
Expenses assumed by Adviser — Note B	—	(163,506)	(231,727)
Net expenses	10,777,761	797,800	419,274
Net investment income (loss)	20,048,078	(286,131)	3,204,378

Realized and Unrealized Gain (Loss) — Notes A and C
Net realized gain (loss) on:
Investments	44,210,432	5,308,245	98,620
Foreign currency transactions	31,672	—	(2,217)
Change in unrealized appreciation (depreciation) on:	93,480,036	7,207,133	429,445
Investments
Foreign currency translation	(1,914)	(3,511)	6,679
Net realized and unrealized gain (loss) on investments and foreign currency	137,720,226	12,511,867	532,527
Net increase in net assets resulting from operations	$157,768,304	$12,225,736	$3,736,905

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund
	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	(Unaudited)
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$20,048,078	$31,712,243
Net realized gain (loss) on investments and foreign currency transactions	44,242,104	88,146,608
Change in unrealized appreciation (depreciation) on investments	93,478,122	90,657,527
Net increase (decrease) in net assets resulting from operations	157,768,304	210,516,378
Distributions to shareholders from:
Net investment income
Individual Investor Class	(18,570,243)	(32,594,411)
Institutional Class	(4,985)	—
Realized gains	—	—
Individual Investor Class	(5,742,870)	(106,759,384)
Institutional Class	—	—
Total distributions to shareholders	(24,318,098)	(139,353,795)

From capital share transactions:
Net increase in net assets from capital share transactions	65,836,393	181,561,368
Redemption fees	—	—
Net increase in net assets	199,286,599	252,723,951

Net Assets
Beginning of period	2,181,226,623	1,928,502,672
End of year(1)	$2,380,513,222	$2,181,226,623

(1)Includes undistributed (distributions in excess of) net investment income	$1,539,597	$66,747

SEE NOTES TO FINANCIAL STATEMENTS

	Growth Fund		High Yield Bond Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006	June 30, 2007	December 31, 2006
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$(286,131)	$(590,013)	$3,204,378	$5,414,303
Net realized gain (loss) on investments and foreign currency transactions	5,308,245	5,558,529	96,403	91,920
Change in unrealized appreciation (depreciation) on investments	7,203,622	(7,883,094)	436,124	1,640,742
Net increase (decrease) in net assets resulting from operations	12,225,736	(2,914,578)	3,736,905	7,146,965
Distributions to shareholders from:
Net investment income
Individual Investor Class	—	—	(2,782,536)	(4,681,660)
Institutional Class	—	—	(423,210)	(743,683)
Realized gains	—	—	—	—
Individual Investor Class	(895,991)	—	—	(30,899)
Institutional Class	—	—	—	(4,442)
Total distributions to shareholders	(895,991)	—	(3,205,746)	(5,460,684)

From capital share transactions:
Net increase in net assets from capital share transactions	(4,080,936)	10,812,547	12,088,849	13,145,559
Redemption fees	—	—	5,361	3,725
Net increase in net assets	7,248,809	7,897,969	12,625,369	14,835,565

Net Assets
Beginning of period	105,614,003	97,716,034	81,454,476	66,618,911
End of year(1)	$112,862,812	$105,614,003	$94,079,845	$81,454,476

(1)Includes undistributed (distributions in excess of) net investment income	$(286,131)	$—	$(56,137)	$(52,552)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes — Capital Stock Activity

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006	June 30, 2007	December 31, 2006
	(Unaudited)		(Unaudited)
	Shares		Amount
Balanced Fund — Individual Inve stor Class
Shares sold	6,176,976	12,824,254	$155,497,021	$315,972,541
Shares issued in reinvestment of distributions	888,891	5,472,811	23,306,773	134,128,076
Shares redeemed	(4,548,413)	(10,898,411)	(114,697,911)	(268,539,249)
Net increase	2,517,454	7,398,654	$64,105,883	$181,561,368

Balanced Fund — Institutional Class*
Shares sold	67,561	—	$1,725,525	$—
Shares issued in reinvestment of distributions	189	—	4,985	—
Shares redeemed	—	—	—	—
Net increase	67,750	—	$1,730,510	$—

Growth Fund — Individual Investor Class
Shares sold	844,192	2,518,518	$11,084,462	$32,206,612
Shares issued in reinvestment of distributions	61,619	—	870,683	—
Shares redeemed	(1,234,147)	(1,712,218)	(16,036,081)	(21,394,065)
Net increase (decrease)	(328,336)	806,300	$(4,080,936)	$10,812,547

High Yield Bond Fund — Individual Investor Class
Shares sold	1,951,800	2,517,619	$16,971,440	$21,157,517
Shares issued in reinvestment of distributions	283,747	439,153	2,463,328	3,693,261
Shares redeemed	(935,046)	(1,401,457)	(8,105,847)	(11,781,682)
Redemption fees	—	—	4,701	3,214
Net increase	1,300,501	1,555,315	$11,333,622	$13,072,310

High Yield Bond Fund — Institutional Class
Shares sold	147,586	206,736	$1,272,115	$1,750,132
Shares issued in reinvestment of distributions	28,764	55,291	249,720	464,750
Shares redeemed	(87,331)	(254,565)	(761,907)	(2,138,419)
Redemption fees	—	—	660	511
Net increase	89,019	7,462	$760,588	$76,974

*From commencement of operations, April 30, 2007.

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations
	Net asset		Net		Distributions to shareholders
	value,	Net	realized and	Total from	From net	From net		Tax
	beginning	investment	unrealized	investment	investment	realized		return of
	of period	income(1)	gain (loss)	operations	income	gains		capital
Balanced Fund
Individual Investor Class
For the Six Months Ended June 30, 2007(5)	$24.53	$0.23	$1.52	$1.75	$0.21	$0.06		$—
For the Year Ended December 31, 2006	23.65	0.38	2.14	2.52	0.39	1.25		—
For the Year Ended December 31, 2005	23.22	0.31	0.94	1.25	0.28	0.54		—
For the Year Ended December 31, 2004	20.68	0.23	2.53	2.76	0.22	—		—
For the Year Ended December 31, 2003	17.82	0.20	2.87	3.07	0.20	—		0.01
For the Year Ended December 31, 2002	19.91	0.33	(2.09)	(1.76)	0.33	—		—
Institutional Class
For the Period Ended June 30, 2007(5), (7)	$25.54	$0.09	$0.66	$0.75	$0.07	$—		$—

Growth Fund
Individual Investor Class
For the Six Months Ended June 30, 2007(5)	$12.53	$(0.04)	$1.56	$1.52	$—	$0.11		$—
For the Year Ended December 31, 2006	12.82	(0.07)	(0.22)	(0.29)	—	—		—
For the Year Ended December 31, 2005	11.96	(0.07)	0.93	0.86	—	—		—
For the Year Ended December 31, 2004	9.80	(0.12)	2.28	2.16	—	—		—
For the Year Ended December 31, 2003	7.26	(0.09)	2.63	2.54	—	—		—
For the Year Ended December 31, 2002	9.23	(0.05)	(1.92)	(1.97)	—	—		—

High Yield Bond Fund
Individual Investor Class
For the Six Months Ended June 30, 2007(5)	$8.54	$0.31	$0.07	$0.38	$0.31	$—		$—
For the Year Ended December 31, 2006	8.35	0.62	0.19	0.81	0.62	0.00	(8)	—
For the Year Ended December 31, 2005	8.85	0.57	(0.37)	0.20	0.59	0.06		0.05
For the Year Ended December 31, 2004	8.64	0.56	0.27	0.83	0.60	0.02		—
For the Year Ended December 31, 2003	7.89	0.54	0.75	1.29	0.54	—		—
For the Year Ended December 31, 2002	8.50	0.56	(0.61)	(0.05)	0.56	—		—
Institutional Class
For the Six Months Ended June 30, 2007(5)	$8.54	$0.32	$0.07	$0.39	$0.32	$—		$—
For the Year Ended December 31, 2006	8.35	0.64	0.19	0.83	0.64	0.00	(8)	—
For the Year Ended December 31, 2005	8.85	0.59	(0.36)	0.23	0.62	0.06		0.05
For the Period Ended December 31, 2004(10)	8.44	0.34	0.46	0.80	0.37	0.02		—

(1)	Based on average shares outstanding during the period.
(2)

Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

(3)	Ratios representing periods of less than one year have been annualized.
(4)	Not annualized
(5)	Unaudited
(6)

The Balanced Fund received litigation settlements in the amounts of $1,250,000 in 2007 and $719,133 in 2006. Had these amounts not been included in income, the income ratios would have been 1.67% (annualized) for the six months ended June 30, 2007, and 1.50% for the year ended December 31, 2006.

(7)	Per share data for Balanced Fund Institutional Class reflected from class inception date of April 30, 2007.
(8)	Rounds to less than $0.01.
(9)	Includes additional expense reimbursement.
(10)	Per share data and total return for High Yield Bond Fund Institutional Class reflected from class inception date of June 1, 2004.

SEE NOTES TO FINANCIAL STATEMENTS

	Distributions to shareholders						Ratios to average net assets(3)
	Total distributions	Redemption Fees		Net asset value, end of period	Total return(2)	Net assets end of period (in $000’s)	Net expenses excluding custody credits	Net investment income		Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers		Portfolio Turnover(4)
Balanced Fund
Individual Investor Class
For the Six Months Ended June 30, 2007(5)	$0.27	$—		$26.01	7.12%	$2,378,747	0.96%	1.78	%(6)	0.96%	0.96%		18.98%
For the Year Ended December 31, 2006	1.64	—		24.53	10.71%	2,181,227	0.94%	1.54	%(6)	0.94%	0.94%		29.13%
For the Year Ended December 31, 2005	0.82	—		23.65	5.39%	1,928,503	0.96%	1.32%		0.96%	0.96%		21.61%
For the Year Ended December 31, 2004	0.22	—		23.22	13.39%	1,462,201	0.95%	1.07%		0.95%	0.95%		33.02%
For the Year Ended December 31, 2003	0.21	—		20.68	17.27%	1,224,042	0.99%	1.09%		0.99%	0.99%		19.33%
For the Year Ended December 31, 2002	0.33	—		17.82	(8.86)%	1,032,667	0.95%	1.74%		0.95%	0.97%		36.96%
Institutional Class
For the Period Ended June 30, 2007(5), (7)	$0.07	$—		$26.22	7.19%	$1,766	0.71%	2.20%		0.71%	0.71%		18.98%

Growth Fund
Individual Investor Class
For the Six Months Ended June 30, 2007(5)	$0.11	$—		$13.94	12.13%	$112,863	1.50%	(0.54)%		1.50%	1.81%		32.35%
For the Year Ended December 31, 2006	—	—		12.53	(2.26)%	105,614	1.50%	(0.56)%		1.50%	1.77%		116.97%
For the Year Ended December 31, 2005	—	—		12.82	7.19%	97,716	1.51%	(0.56)%		1.50%	2.06%		105.41%
For the Year Ended December 31, 2004	—	—		11.96	22.04%	64,860	1.51%	(1.09)%		1.50%	2.01%		92.68%
For the Year Ended December 31, 2003	—	—		9.80	34.99%	40,611	1.50%	(1.10)%		1.50%	2.56%		116.87%
For the Year Ended December 31, 2002	—	—		7.26	(21.34)%	22,055	1.52%	(0.78)%		1.50%	2.69%		105.86%

High Yield Bond Fund
Individual Investor Class
For the Six Months Ended June 30, 2007(5)	$0.31	$—	(8)	$8.61	4.51%	$82,867	0.99%	7.28%		0.99%	1.52%		12.62%
For the Year Ended December 31, 2006	0.62	—	(8)	8.54	10.11%	71,091	1.15%	7.35%		1.15%	1.70%		45.74%
For the Year Ended December 31, 2005	0.70	—	(8)	8.35	2.32%	56,546	1.51%	6.57%		1.50%	2.26%		64.93%
For the Year Ended December 31, 2004	0.62	—	(8)	8.85	10.00%	45,852	1.50%	6.46%		1.50%	2.13%		94.84%
For the Year Ended December 31, 2003	0.54	—		8.64	16.90%	47,857	1.50%	6.56%		1.50%	2.07	%(9)	130.69%
For the Year Ended December 31, 2002	0.56	—		7.89	(0.51)%	31,219	1.48%	6.96%		1.46%	2.49	%(9)	101.70%
Institutional Class
For the Six Months Ended June 30, 2007(5)	$0.32	$—	(8)	$8.61	4.64%	$11,213	0.74%	7.53%		0.74%	1.27%		12.62%
For the Year Ended December 31, 2006	0.64	—	(8)	8.54	10.41%	10,363	0.88%	7.63%		0.88%	1.42%		45.74%
For the Year Ended December 31, 2005	0.73	—	(8)	8.35	2.68%	10,073	1.16%	6.94%		1.15%	1.91%		64.93%
For the Period Ended December 31, 2004(10)	0.39	—		8.85	9.65%	6,487	1.15%	6.85%		1.15%	1.93%		94.84%

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I

NOTE A — Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the “Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts. Each of the Pax World Balanced Fund (the “Balanced Fund”), Pax World Growth Fund (the “Growth Fund”), and Pax World High Yield Bond Fund (the “High Yield Bond Fund”) (each a “Fund” and collectively, the “Funds”) is a diversified series of the Trust.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products, are involved in gambling as a main line of business or engage in unethical business practices.

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective and to the extent consistent with its primary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities). On April 2, 2007, the Balanced Fund added an Institutional Class of shares. The operations of the Institutional Class of shares commenced on April 30, 2007.

The Growth Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects.

The High Yield Bond Fund’s primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund’s primary objective. The Fund seeks to achieve this objective by investing, under normal market conditions, at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of the Adviser, of comparable quality (commonly referred to as “junk bonds”). On April 30, 2004, the High Yield Bond Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. Operations of the Institutional Class of shares commenced on June 1, 2004.

Accounting Estimates  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments  Investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s net asset value per share (“NAV”) may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. At June 30, 2007, the High Yield Bond Fund held one security fair valued at $0, as shown in the respective Schedule of Investments included in this report.

The Funds’ net asset value is determined at the close of trading on the New York Stock Exchange (the “Exchange”), which usually is 4:00 p.m. Eastern time (the “NYSE Close”), on each business day that the Exchange is open for trading. Fund shares are not priced on days on which the Exchange is closed for trading. For purposes of calculating the net asset value, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearance or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed above. Information that becomes known to the Funds or their agents after the net asset value has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the net asset value determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares.

In September 2006, Financial Accounting Standards Board (“FASB”) Statement No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. FAS 157 provides a single definition of fair value, a hierarchy for measuring fair value and requires expanded disclosures about fair value measurements. In addition, in February 2007, FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“FAS 159”), also effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. Management is evaluating the application of FAS 157 and FAS 159 to the Funds, and believes the adoption of these Statements will result in a limited impact to expand disclosures on the Funds’ financial statements.

Investment transactions  Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment income  Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to shareholders  Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Balanced and Growth Funds intend to declare and distribute dividends from net investment income, if any, semi-annually.

The High Yield Bond Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

The Funds will distribute net realized capital gains, if any, at least annually.

Expenses  Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. The Trust has adopted a 12b-1 plan, applicable to certain classes of each of the Funds.

Federal income taxes The Funds have qualified and intend to qualify for and elect treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended. The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign currency transactions  The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

NOTE B — Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the “Agreement”) with Pax World Management Corp. (the “Adviser”). Pursuant to the Agreement, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment strategies and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

As compensation for services rendered, each Fund pays the Adviser a fee, accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Agreement, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (0.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (0.50%) of average daily net assets in excess of $25,000,000; and by each of the Growth and High Yield Bond Funds, as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1.00%) of average daily net assets up to and including $25,000,000 and three-quarters on one percent (0.75%) of average daily net assets in excess of $25,000,000. However, the Adviser has contractually agreed to reduce the High Yield Bond Fund’s management fee to 0.50% until at least December 31, 2008.

The Adviser has contractually agreed (i) to reimburse the Balanced and Growth Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, one and one-half percent (1.50%) of the average daily net assets of the relevant Fund, (ii) to reimburse the High Yield Bond Fund Individual Investor Class and Institutional Class to the extent expenses of each class exceed 0.99% and 0.74%, respectively, of average daily net assets until at least December 31, 2008. Prior to May 1, 2006, the High Yield Bond Fund Individual Investor Class and Institutional Class expenses were capped at 1.50% and 1.15%, respectively. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

The Adviser has contractually agreed to reduce each of the Growth and High Yield Bond Funds’ distribution and/or service (12b-1) fee from 0.35% to 0.25% until at least December 31, 2008. For the six months ended June 30, 2007, the expense reimbursements and fee waivers for each of the Funds were as follows:

Fund	Total Expenses Assumed by Adviser
Growth	$163,506
High Yield Bond — Individual Investor Class	202,203
High Yield Bond — Institutional Class	29,524

The Trust has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of its shares and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor, PFPC Distributors, Inc., a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Fund, or for providing personal services to investors in the shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor’s services as principal underwriter of the shares of such Fund.

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc. For the six months ended June 30, 2007, the advisory fee was waived as follows:

Fund	Amount
Balanced	$12,135
Growth	598
High Yield Bond	2,642

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

The Trust pays each of the Trustees who are not “interested persons” an annual retainer of $16,000 ($25,000 for the Independent Chairman) and a fee of $4,000 for each regularly scheduled in-person meeting attended. Additionally, each non-interested Trustee that is a member of the Audit Committee or the Nomination, Compensation and Compliance Committee receives a fee of $2,500 for each regularly scheduled meeting attended. There also may be additional fees paid to the non-interested Trustees for special meetings. Such fees are paid at the discretion of the Chair of the Board or Committee, as applicable. Finally, each non-interested Trustee is reimbursed for travel expenses incurred in connection with attending meetings.

NOTE C — Investment Information

Purchases and proceeds from sales of investments for the three Funds for the six months ended June 30, 2007 were as follows:

	Purchases		Sales
Fund	Investments*	U.S. Government Bonds	Investments*	U.S. Government Bonds
Balanced	$354,541,056	$118,051,720	$345,970,827	$78,348,736
Growth	34,386,647	—	39,090,679	—
High Yield Bond	22,879,339	—	10,540,229	—

*Excluding short-term investments and U.S. Government bonds.

The term “affiliated company” includes other investment companies that are managed by a fund’s adviser. At June 30, 2007, the Funds held the following investment in Pax World Money Market Fund, Inc., an affiliated company:

Value at 12/31/06	Purchased Cost	Sold Cost	Value at 06/30/07	Dividend Income
Balanced
$ 14,208,779	$211,883,557	$202,860,137	$23,232,199	$403,626
Growth
2,063,753	19,680,381	21,545,096	199,038	17,172
High Yield Bond
2,781,266	20,889,199	19,851,300	3,819,165	108,954

A “controlled affiliate” is a company in which a fund has ownership of at least 25% of the voting securities. At June 30, 2007, none of the Funds held 25% or more of the Pax World Money Market Fund, Inc.

The identified cost of investments owned at June 30, 2007 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2007 were as follows for the three Funds:

	Identified cost of	Gross	Gross	Net unrealized
	investments for Federal	unrealized	unrealized	appreciation
Fund	income tax basis	appreciation	depreciation	(depreciation)
Balanced	$1,855,711,702	$540,323,958	$17,781,278	$522,542,680
Growth	91,917,839	21,925,371	2,344,362	19,581,009
High Yield Bond	92,777,709	1,874,459	789,870	1,084,589

Restricted and Illiquid Securities  The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At June 30, 2007, the High Yield Bond Fund held $27,991,118 or 29.75% of net assets in securities exempt from registration under Rule 144A of the Act.

At June 30, 2007, the High Yield Bond Fund held $4,259,768 of illiquid securities, representing 4.53% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

NOTE D — Tax Information

Under current tax laws, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds did not defer any losses for tax purposes to fiscal year 2007.

At December 31, 2006, the Funds had no capital loss carryforward losses to be used to offset future net realized capital gains for Federal income tax purposes.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in foreign denominated securities and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2007 and 2006 was as follows:

	Distributions paid in 2007		Distributions paid in 2006
	Ordinary	Long-term	Ordinary	Long-term
Fund	income	capital gains	income	capital gains
Balanced	$18,575,228	$5,742,870	$32,594,411	$106,759,384
Growth	—	896,002	—	—
High Yield Bond	3,205,746	—	5,424,955	35,7299

NOTE E — Custodian Bank and Custodian Fees

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds’ custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the three Funds for the six months ended June 30, 2007, reported as Fees paid indirectly in the Statements of Operations, were as follows:

Fund	Custody Credits
Balanced	$11,572
Growth	2,245
High Yield Bond	1,380

NOTE F — Other

In March 2005, the High Yield Bond Fund and the Adviser contacted the Securities & Exchange Commission regarding the Adviser’s internal controls with regard to retention of corporate records of the Fund. The Adviser has informed the Funds that it believes that this matter is not likely to have a material adverse effect on the High Yield Bond Fund or the Adviser’s ability to manage the Fund.

NOTE G — Proxy Voting

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

NOTE H — Quarterly Portfolio Holdings Disclosure

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax World’s website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

NOTE I — Board Approval of Advisory Agreements

Review Process  The Investment Company Act of 1940 (the “1940 Act”) requires that the Trustees request and evaluate, and that Pax World Management Corp. (the “Adviser”) furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Trust’s investment advisory contract (the “Management Contract”). The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”) met in person and telephonically in May and June of 2007 for the specific purpose of considering the Management Contract (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Trust and their investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser.

During the course of the contract review meetings, the Trustees met with and discussed the Management Contract with representatives of the Adviser. The Independent Trustees were assisted in their evaluation of the Management Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from management. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years.

Nature, Extent and Quality of Services  In considering the Management Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Trust by the Adviser. They considered the terms of the Management Contract and received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment program used by the Adviser to manage the Funds; (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) the compliance functions of the Adviser, (f) financial results of the Adviser and assets under management and other information relating to the financial resources of the Adviser, and (g) information relating to portfolio manager compensation.

In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Trust. They also took into account information concerning the investment philosophy and investment process used by the Adviser in managing the Funds as well as the in-house investment and social research capabilities of the Adviser. They also considered various investment resources available to the Adviser, including research services acquired with “soft dollars” available to the Adviser as a result of securities transactions effected for the Funds.

The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds’ third-party service providers. These services include accounting, book-keeping, tax, legal, audit, custody, transfer agency, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser’s compliance and operational functions, as well as steps taken by the Adviser to enhance compliance and operational capabilities and the resources being devoted to each.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contract, that the scope of the services provided to the Funds by the Adviser under the Management Contract was consistent with the Funds’ operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Adviser to the Trust were sufficient to warrant approval of the Management Contract.

Fund Performance  In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, comparing each Fund’s investment results with those of other mutual funds identified by Lipper as having the same investment classification over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended March 31, 2007. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper represented a more appropriate comparison. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Fund.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract, that the Adviser’s performance record and process in managing the Funds were sufficient to support approval of the Management Contract.

Fees and Other Expenses  The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the Adviser as well as each Fund’s 12b-1 fee, “Other Expenses” and total expense ratios. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of the Funds relative to those of other mutual funds identified by Lipper. In connection with their review, the Trustees considered the Adviser’s agreement to (i) limit expenses of Individual Investor Class shares and Institutional Class shares of Pax World Balanced Fund and Pax World Growth Fund to the annual rates of 1.50% and 1.25% of average daily net assets, and Class R shares of each of the Funds to the annual rate of 1.75% of average daily net assets, indefinitely, (ii) reduce the High Yield Bond Fund’s advisory fee to 0.50% of average daily net assets until at least December 31, 2008, and (iii) reimburse the High Yield Bond Fund to the extent its “other expenses” exceed 0.24% of average daily net assets until at least December 31, 2008. The Trustees noted that the Adviser, at the time of the contract review meetings, had no clients other than the Funds. The Trustees observed that the Funds’ advisory fees and total expenses remained generally in line with those of other mutual funds identified by Lipper.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and the Trust’s service providers in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability  The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability of the Adviser’s relationship with the Trust, including a profitability report prepared by management detailing the costs of services provided to the Trust by the Adviser, and the profitability to the Adviser of its advisory relationship with the Funds, each for the years ended December 31, 2005 and 2006 as well as an estimate for the year ending December 31, 2007. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the Adviser’s capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser’s level of profitability from its relationship with the Trust was not excessive.

Possible Fall-Out Benefits  The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser from its relationship with the Trust, including reputational and other “fall out” benefits. During the course of the year, the Board of Trustees received presentations from the Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Adviser in connection with trade execution for the Funds (soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of the Adviser’s profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale  The Trustees, including the Independent Trustees, considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Trustees noted that the advisory fee schedules for the Funds contain breakpoints that reduce the fee rate on assets above specified levels and that the Funds were currently benefiting from the attainment of such breakpoints. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds’ overall fee arrangements would represent an appropriate sharing at the present time between Fund shareholders and the Adviser of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions  Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Management Contract with respect to each Fund was in the best interests of the Fund and should be approved.

NOTE J — Subsequent Event

On July 12, 2007 the Individual Investor Class of the High Yield Bond Fund received payment of $197,873 from Pax World Management Corp., the Fund’s Adviser, as reimbursement for dilution of returns that may have occurred in that share class as a result of frequent trading activity from 2001-2003. This reimbursement increased the NAV of the Individual Investor Class of the Fund by approximately $0.02.

Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection — our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

403(b)(7) Plan This plan is available to employees of nonprofit organizations.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectuses contain this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: PFPC Distributors, Inc. member of FINRA (8/07).

FOR MORE INFORMATION

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Broker Services

800.635.1404

Account Inquiries

Pax World

P.O. Box 9824

Providence, RI 02940-8024

Investment Adviser

Pax World Management Corp.

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

PFPC, Inc.

P.O. Box 9824

Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

For Tomorrow

30 Penhallow Street, Suite 400 Portsmouth, NH 03801 800.767.1729 www.paxworld.com info@paxworld.com		Printed on recycled paper. PAXSAR07

Item 2.                                Code of Ethics.

This disclosure is not required for the Semi-annual report filing.

Item 3.                                Audit Committee Financial Expert.

This disclosure is not required for the Semi-annual report filing.

Item 4.                                Principal Accountant Fees and Services.

This disclosure is not required for the Semi-annual report filing.

Item 5.                                Audit Committee of Listed Registrants.

This disclosure is not applicable to the Registrant.

Item 6.                                Schedule of Investments.

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1

Item 7.                                Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8.                                Portfolio Managers of Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9.                                Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10.                          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.                          Controls and Procedures.

(a)                                  It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)                                 There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)	(1)	This disclosure is not required for the Semi-annual report filing.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

	(3)	This disclosure is not applicable to the Registrant, as it is an open-end investment company.

(b)                         Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	August 28, 2007

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	August 28, 2007

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